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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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        Date of Report (Date of earliest event reported): August 16, 2001



                              HRSI FUNDING, INC. II
             (Exact name of registrant as specified in its charter)



         DELAWARE                        333-58400               36-4423162
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)


     2700 SANDERS ROAD                                             60070
PROSPECT HEIGHTS, ILLINOIS                                       (Zip Code)
   (Address of Principal
     Executive Offices)







       Registrant's telephone number, including area code: (847) 564-5000

                                    No Change
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          (Former name or former address, if changed since last report)



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         Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Receivables

                  HRSI Funding, Inc. II registered issuances of up to $3,000,000,000 principal amount of Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-584000) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Household Private Label Credit Card Master Note Trust I (the "Trust") issued approximately $624,050,000 in aggregate principal amount of its Asset-Backed Notes, (the "Notes"), on August 16, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued under the terms of a Master Indenture, dated as of June 12, 2001, (the "Master Indenture"), attached hereto as Exhibit 4.1, among Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee (the "Owner Trustee") of the Household Private Label Credit Card Master Note Trust I, and U.S. Bank National Association, not in its individual capacity, but solely as the Indenture Trustee (the "Indenture Trustee") as supplemented by the Series 2001-2 Indenture Supplement, dated as of August 16, 2001 (the "Supplement") attached hereto as Exhibit 4.2, among the Owner Trustee and the Indenture Trustee.

                  The Notes will evidence indebtedness of the Trust, the assets of which consist primarily of receivables originated under various revolving consumer credit programs.

                  The Series 2001-2 Class A Note and the Series 2001-2 Class B Notes have Initial Principal Balances of $550,000,000 and $74,050,000 respectively.

                  As of the Closing Date, the Receivables possessed the characteristics described in the Prospectus dated July 13, 2001 and the Prospectus Supplement dated August 9, 2001 filed pursuant to Rule 424(b) (5) of the Act on August 10, 2001.



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         Item 7.  Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1.1 Series 2001-2 Underwriting Agreement, dated August 8, 2001 (the "Series 2001-2 Underwriting Agreement"), among the Bank, HRSI II, HFC and CSFB, as representative of the underwriters named therein (the "Series 2001-2 Underwriters").

         4.1 Master Indenture, dated as of June 12, 2001 (the "Master Indenture"), between the Trust, and the Indenture Trustee.

         4.2 Series 2001-2 Indenture Supplement, dated August 16, 2001 (the "Series 2001-2 Indenture Supplement"), between the Trust, as issuer, and the Indenture Trustee.

         4.3 Trust Agreement, dated as of June 12, 2001 (the "Trust Agreement"), between HRSI II and the Owner Trustee.

         10.1 Transfer and Servicing Agreement, dated as of June 12, 2001 (the "Transfer and Servicing Agreement"), among HRSI II, as transferor, HFC, as servicer, and the Trust.

         10.2 Administration Agreement, dated as of June 12, 2001, between the Trust, and HFC, as administrator.

         10.3 Receivables Purchase Agreement, dated as of June 12, 2001 (the "Bank RPA"), between the Bank and HRAC.

         10.4 Receivables Purchase Agreement, dated as of June 12, 2001 (the "Transferor RPA"), between HRAC and HRSI II.

         10.5 Receivables Purchase Agreement, dated as of June 12, 2001 (the "Tri-party RPA"), between the Bank, HRSI and HRAC.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HRSI FUNDING, INC. II,
                                                  as originator of the Trust,
                                                  Co-Registrant and on behalf of
                                                  the Trust as Co-Registrant

                                                  By: /s/ J.W. Hoff
                                                      --------------------------
                                                      Name:  J.W. Hoff
                                                      Title: President and Chief
                                                             Executive Officer




Dated:  August 16, 2001



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                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
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   1.1            Series 2001-2 Underwriting Agreement, dated August 8, 2001
                  (the "Underwriting Agreement"), among the Bank, HRSI II, HFC and CSFB, as representative of the underwriters named therein
                  (the "Series 2001-2 Underwriters").

   4.1 Master Indenture, dated as of June 12, 2001 (the "Master Indenture"), between the Trust, and the Indenture Trustee.

   4.2 Series 2001-2 Indenture Supplement, dated August 16, 2001 (the "Series 2001-2 Indenture Supplement"), between the Trust, as issuer, and the Indenture Trustee.

   4.3 Trust Agreement, dated as of June 12, 2001 (the "Trust Agreement"), between HRSI II and the Owner Trustee.

   10.1 Transfer and Servicing Agreement, dated as of June 12, 2001 (the "Transfer and Servicing Agreement"), among HRSI II, as transferor, HFC, as servicer, and the Trust.

   10.2 Administration Agreement, dated as of June 12, 2001, between the Trust, and HFC, as administrator.

   10.3 Receivables Purchase Agreement, dated as of June 12, 2001 (the "Bank RPA"), between the Bank and HRAC.

   10.4 Receivables Purchase Agreement, dated as of June 12, 2001 (the "Transferor RPA"), between HRAC and HRSI II.

   10.5 Receivables Purchase Agreement, dated as of June 12, 2001 (the "Tri-party RPA"), between the Bank, HRSI and HRAC.